Exhibit 10.6
Execution Copy
LOAN TRANSFER AGREEMENT
     This LOAN TRANSFER AGREEMENT (this “Agreement”) is dated as of November 15, 2007, by and among QUEST RESOURCE CORPORATION, a Nevada corporation (“QRC”), QUEST CHEROKEE, LLC, a Delaware limited liability company (“Borrower”), Quest Oil & Gas Corporation (“QO&G”), Quest Energy Service, Inc. (“QES”), and Quest Cherokee Oilfield Service, LLC (“QCOS”; QO&G, QES and QCOS collectively the “Guarantors”), GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Senior Lenders (defined below) under the Senior Credit Agreement (defined below) (the “Senior Agent”), GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Second Lien Lenders (defined below) under the Second Lien Term Loan Agreement (defined below) (the “Second Lien Agent”), GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Third Lien Lenders (defined below) under the Third Lien Term Loan Agreement (defined below) (the “Third Lien Agent”), the Senior Lenders, the Second Lien Lenders, the Third Lien Lenders, WELLS FARGO FOOTHILL, INC. as issuing bank under the Senior Credit Agreement (the “Letter of Credit Issuer”), GUGGENHEIM CORPORATE FUNDING, LLC, as Collateral Agent under the Intercreditor Agreement (defined below) (the “Collateral Agent” and, together with the Senior Agent, Second Lien Agent and the Third Lien Agent, collectively, the “Agents”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the New Lenders (defined below) under the New Credit Agreement (defined below) (the “New Agent”) and the New Lenders.
RECITALS
     A. Pursuant to the terms of that certain Amended and Restated Senior Credit Agreement dated as of February 7, 2006 (as amended, the “Senior Credit Agreement”), among QRC, Borrower, the Senior Agent, and the Lenders (as defined in the Senior Credit Agreement) party thereto (collectively, the “Senior Lenders”), the Senior Lenders have made certain loans and other financial accommodations to QRC and Borrower, as evidenced by the Senior Credit Agreement and (i) the Letters of Credit (as defined in the Senior Credit Agreement) listed on Exhibit F hereto (the “Outstanding Letters of Credit”), and (ii) the Swap Agreements (as defined in the Senior Credit Agreement) identified on Exhibit C hereto (the “Outstanding Swap Agreements”).
     B. Pursuant to the terms of that certain Amended and Restated Second Lien Term Loan Agreement dated as of June 9, 2006 (as amended, the “Second Lien Term Loan Agreement”), among QRC, Borrower, the Second Lien Agent, and the Lenders (as defined in the Second Lien Term Loan Agreement) party thereto (collectively, the “Second Lien Lenders”), the Second Lien Lenders have made certain loans and other financial accommodations to QRC and Borrower, as evidenced by the Second Lien Term Loan Agreement.
     C. Pursuant to the terms of that certain Third Lien Term Loan Agreement dated as of June 9, 2006 (as amended, the “Third Lien Term Loan Agreement” and together with the Senior Credit Agreement and Second Lien Term Loan Agreement, the “Existing Credit Agreements”),
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among QRC, Borrower, the Third Lien Agent, and the Lenders (as defined in the Third Lien Term Loan Agreement) party thereto (collectively, the “Third Lien Lenders” and together with the Senior Lenders and the Second Lien Lenders, the “Existing Lenders”), the Third Lien Lenders have made certain loans and other financial accommodations to QRC and Borrower, as evidenced by the Third Lien Term Loan Agreement.
     D. The aggregate of the indebtedness outstanding under the Existing Credit Agreements, except and excluding therefrom the indebtedness pertaining to the Outstanding Letters of Credit and the indebtedness pertaining to the Outstanding Swap Agreements, is hereafter collectively referred to as the “Existing Debt;” the documents securing, guaranteeing or otherwise pertaining to the indebtedness under the Existing Credit Agreements (except and excluding therefrom the Outstanding Swap Agreements and any letter of credit application and/or or reimbursement agreement pertaining to any of the Outstanding Letters of Credit) described on Exhibit B attached hereto are hereafter collectively referred to as the “Existing Loan Documents”, and all property described in the Existing Loan Documents as collateral securing such Existing Debt is hereafter collectively referred to as the “Collateral”.
     E. To set forth the relative rights of the Senior Agent and the Senior Lenders, the Second Lien Agent and the Second Lien Lenders and the Third Lien Agent and the Third Lien Lenders, QRC, Borrower, the Guarantors, the Agents, the Existing Lenders and BP Corporation North America, Inc., formerly known as BP Amoco Corporation (“BP”), executed that certain Second Amended and Restated Intercreditor Agreement dated as of June 9, 2006 (as amended, the “Intercreditor Agreement”).
     F. The Agents and the Existing Lenders (collectively, “Assignors” and, each individually, an “Assignor”) have agreed to irrevocably sell, transfer and assign to the New Agent and the lenders (collectively, the “New Lenders” and, together with the New Agent, collectively, the “Assignees” and, each individually, an “Assignee”) party to that certain Amended and Restated Credit Agreement dated as of November 15, 2007, among the New Agent, the New Lenders, QRC and the Borrower (the “New Credit Agreement”), all of their interests in, to and under the Existing Debt and the Existing Loan Documents, including, without limitation, the security interests and liens created thereby and Assignors’ rights to all principal now due or hereafter due and all interest, fees, costs and expenses relating thereto, save and except (i) the Letter of Credit Issuer’s lien and security interest in the Cash Collateral (defined below), which the Letter of Credit Issuer shall retain to secure the obligations of QRC, Borrower and Guarantors with respect to the Outstanding Letters of Credit, (ii) the rights and obligations with respect to the Outstanding Letters of Credit, (iii) the Senior Agent’s and the Senior Lenders’ rights of indemnification which by their terms would survive the termination of the Existing Loan Documents, (iv) the Second Lien Agent’s and Second Lien Lenders’ rights of indemnification which by their terms would survive the termination of the Existing Loan Documents, (v) the Third Lien Agent’s and Third Lien Lenders’ rights of indemnification which by their terms would survive the termination of the Existing Loan Documents, and (vi) the Collateral Agent’s rights of indemnification which by their terms would survive the termination of the Existing Loan Documents (the foregoing interests and rights, save and except the interests and rights described or to which reference is made in the preceding clauses (i) through (vi), inclusive, being collectively referred to herein as the “Assigned Rights”), all subject to the terms
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and conditions set forth herein. For the avoidance of doubt, the Assigned Rights do not include any internal books and records of any Assignor relating to the Assigned Rights, including, but not limited to any underwriting memoranda, internal memoranda, internal correspondence, internal electronic mail, and correspondence with third parties, including counsel.
AGREEMENTS
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. Sale and Assignment: Purchase Price: Cash Collateral.
          (a) Upon receipt by (i) the Senior Agent, Second Lien Agent and the Third Lien Agent of the applicable portions of the Purchase Price (defined below), (ii) the Letter of Credit Issuer of the Cash Collateral (defined below), (iii) Royal Bank of Canada of the Swap Assignment (defined below), duly executed by the parties thereto, and (iv) the Agents of an amount sufficient to pay the fees and expenses referenced in Section 4 below, (A) each Assignor shall sell, transfer, assign, grant and convey unto Assignees, their successors and assigns, on the Assignment Date (defined below) its interest in the Assigned Rights, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY and (B) the Assignees shall assume any and all of Assignors’ obligations in and to the Assigned Rights.
          (b) In full payment for the Existing Debt and the Assigned Rights, the New Agent, on behalf of the New Lenders, will pay, by wire-transfer using the wiring instructions set forth on Exhibit D hereto (and assuming (i) no change in the applicable interest rates under the Existing Credit Agreements after the date hereof and (ii) no further borrowings under the Existing Credit Agreements after the date hereof), the following amounts to the following parties on or prior to 3:00 p.m. (New York time) on November 15, 2007: (a) $85,671,885.94, to Senior Agent, for the benefit of the Senior Lenders (with a per diem of $19,595.68 for each day after such time and date, if applicable); (b) $102,677,500.00, to the Second Lien Agent, for the benefit of the Second Lien Lenders (with a per diem of $28,500.00 for each day after such time and date, if applicable), (c) $77,273,750.00, to the Third Lien Agent, for the benefit of the Third Lien Lenders (with a per diem of $26,583.33 for each day after such time and date, if applicable), (d) $25,000.00, to Senior Agent, for the benefit of the Senior Agent, Second Lien Agent, Third Lien Agent and the Letter of Credit Issuer and (e) $44,275.31, to Sidley Austin LLP in respect of legal fees (such amounts are referred to collectively herein as the “Purchase Price”). Upon receipt of the Purchase Price, the Senior Agent, Second Lien Agent or the Third Lien Agent (as applicable) will promptly pay to each Existing Lender such Existing Lender’s pro rata share of the Purchase Price. A detailed breakdown of the principal, accrued interest, breakage costs and fees and expenses comprising the Purchase Price is set forth on Exhibit E. The Agents hereby reserve the right to notify the Borrower and the New Agent of any change in the applicable interest rate under the Existing Credit Agreements and of any further borrowing under the Existing Credit Agreements after the date hereof and to adjust the Purchase Price accordingly.
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          (c) The Borrower shall deposit by wire-transfer using the wiring instructions set forth on Exhibit D hereto into an account in the name of the Letter of Credit Issuer (the “Cash Collateral Account”) $1,260,000 to be held by the Letter of Credit Issuer as cash collateral (the “Cash Collateral”) to secure the obligations of QRC, Borrower and Guarantors set forth in Section 8 of this Agreement and any reimbursement agreement entered into in connection with any Outstanding Letter of Credit, including any letter of credit application therefor (any such reimbursement agreement, a “Reimbursement Agreement”) in respect of the Outstanding Letters of Credit.
          (d) BP, the Borrower and Royal Bank of Canada shall each execute and deliver to the other, a Novation Agreement in form and substance acceptable to each of them (the “Swap Assignment”) with respect to the Outstanding Swap Agreements.
          (e) This Agreement shall be effective upon the payment of the Purchase Price deposit of the Cash Collateral in the Cash Collateral Account and the satisfaction of each of the conditions set forth in this Section 1 and Section 4 (the date on which the last of such conditions to be satisfied is satisfied being herein referred to as the “Assignment Date”), whereupon the Senior Agent on behalf of the Senior Lenders, the Second Lien Agent on behalf of the Second Lien Lenders and the Third Lien Agent on behalf of the Third Lien Lenders shall promptly deliver to QRC, Borrower and the New Agent the Receipt (the form of which is attached hereto as Annex 1) confirming (i) the Senior Agent’s, the Second Lien Agent’s and the Third Lien Agent’s receipt of the applicable portions of the Purchase Price and (ii) the satisfaction of all other conditions set forth in this Section 1. Except as set forth in Sections 2 and 3 below, this Agreement shall expire at, and the Assignors shall have no further obligations to Assignees after, 3:00 p.m. (New York time) on November 30, 2007, unless the payment of the Purchase Price, the deposit of the Cash Collateral in the Cash Collateral Account and each of the conditions set forth in this Section 1 and Section 4 is timely satisfied on or before such date as provided herein.
     2. Delivery of Existing Loan Documents and Termination Statements. As soon as reasonably practicable, but in any event within fifteen Business Days (as defined in the New Credit Agreement) after the Assignment Date, (a) each Agent will deliver to the New Agent (for the benefit of the Assignees), at no cost or expense to Assignors, all Existing Loan Documents in the possession of such Agent and (b) the Collateral Agent shall deliver appropriate assignments, in recordable form (as applicable), of any and all security documents securing the Existing Debt to New Agent’s counsel, Thompson & Knight LLP, 333 Clay Street, Suite 3300, Houston, Texas 77002, attention Robert C. Shearer, Esq. (the “Delivery Address”); provided, that Collateral Agent shall execute and deliver to the New Agent, for the benefit of the New Lenders, at no cost or expense to Assignors, such original assignments (in recordable form) of the mortgages and deeds of trust described on Exhibit G hereto (collectively, the “Existing Mortgages”) on the Assignment Date at the Delivery Address, such assignment to be in substantially the form of Exhibit I hereto and in such number of original counterparts as requested by New Agent. The Agents and the Existing Lenders authorize the New Agent following the payment of the Purchase Price, deposit of the Cash Collateral in the Cash Collateral Account and upon satisfaction of the other conditions set forth in Section 1 and Section 4 hereof, to file any UCC-3 termination statements and UCC-3 assignments pertaining to UCC financing statements filed by
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the Agents in respect of the collateral of QRC and/or Borrower, its subsidiaries and the Guarantors.
     3. Further Assurances. Following the Assignment Date, (a) Assignors agree, at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as the New Agent or any New Lender may reasonably request in order to carry out the purposes of this Agreement and (b) QRC, Borrower, Guarantors and Assignees agree (i) at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as any Agent may reasonably request in order to carry out the purposes of this Agreement and (ii) to pay all fees and expenses incurred by the Agents, Senior Lenders, Second Lien Lenders, Third Lien Lenders and the Letter of Credit Issuer in connection with the preparation, execution, delivery, administration, and enforcement of the Swap Assignment, the Outstanding Letters of Credit, the Cash Collateral Account (and the pledge thereof as security for the obligations referenced in Section 1(c) hereof) and this Agreement.
     4. Fees and Expenses. On or prior to the Assignment Date and as a condition precedent to the assignment, sale and transfer of the Assigned Rights, the Borrower shall pay to the Senior Agent, the Second Lien Agent, the Third Lien Agent and the Collateral Agent all accrued and unpaid fees and expenses (including, without limitation, attorneys’ fees) payable by QRC, Borrower, or any Guarantor to any Agent pursuant to the terms of the Senior Credit Agreement, the Second Lien Term Loan Agreement, the Third Lien Term Loan Agreement, the Intercreditor Agreement, any other Loan Document or any Outstanding Swap Agreement. From and after the Assignment Date, the Borrower shall promptly pay to the Senior Agent, the Second Lien Agent, the Third Lien Agent, the Collateral Agent and the Letter of Credit Issuer all reasonable fees and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in connection with the preparation, negotiation and execution of this Agreement, the consummation of the transactions contemplated hereby, and the satisfaction of the obligations of the Senior Agent, the Second Lien Agent, the Third Lien Agent, the Collateral Agent and the Letter of Credit Issuer hereunder.
     5. Indemnification. From and after the Assignment Date, (a) the New Agent shall be deemed for all purposes to replace the Senior Agent, the Second Lien Agent, the Third Lien Agent and the Collateral Agent under the Existing Loan Documents and (b) the New Agent shall be deemed for all purposes to have assumed all obligations of Senior Agent, the Second Lien Agent, the Third Lien Agent and the Collateral Agent under the Existing Loan Documents. QRC, Borrower and the Guarantors acknowledge and agree that Assignors are entering into this Agreement to accommodate each of them, and in connection therewith, QRC, Borrower and the Guarantors, jointly and severally agree to indemnify and hold the Assignors, the Letter of Credit Issuer and each of their directors, officers, employees, agents, affiliates, attorneys, successors and assigns (collectively, the “Indemnified Parties”) harmless from any and all claims, covenants, promises, agreements, obligations, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities related to this Agreement (each, a “Loss”), except with respect to any Loss arising out of the gross negligence or willful misconduct of the Assignors.
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     6. Disclaimer. ASSIGNEES ACKNOWLEDGE AND AGREE THAT ASSIGNORS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE), ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE ASSIGNED RIGHTS OR FUTURE PERFORMANCE OF THE ASSIGNED RIGHTS OR COLLATERAL RELATING THERETO INCLUDING WITHOUT LIMITATION THE FOLLOWING: (a) QRC’S, BORROWER’S, OR ANY GUARANTOR’S TITLE TO THE PROPERTIES REFERRED TO ABOVE OR IN ANY OF THE EXISTING LOAN DOCUMENTS; (b) THE ACCURACY OF THE PROPERTY DESCRIPTION OR OF ANY RECORDING OR OTHER INFORMATION STATED, RECITED OR REFERRED TO ABOVE OR IN ANY OF THE EXISTING LOAN DOCUMENTS; (c) THE VALIDITY, ENFORCEABILITY OR PRIORITY OF THE NOTES, THE OTHER EXISTING LOAN DOCUMENTS OR THE OUTSTANDING SWAP AGREEMENTS, THE LIENS OR THE COLLECTIBILITY OF THE LOANS RELATED THERETO OR PERFECTION OF ANY SECURITY INTEREST OR LIEN; (d) THE EXISTENCE OR BASIS FOR ANY CLAIM, COUNTERCLAIM, DEFENSE OR OFFSET RELATING TO THE EXISTING DEBT OR THE COMPLIANCE OF THE EXISTING DEBT WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL OR OTHER BODY; (e) THE LEGAL, FINANCIAL OR OTHER CAPACITY, CONDITION OR STATUS OF THE MAKER OR ANY OTHER OBLIGOR, GUARANTOR OR SURETY ON THE NOTES; (f) THE ECONOMIC, ENVIRONMENTAL OR OTHER VALUE, CONDITION OR STATUS OF ANY COLLATERAL; AND (g) THE PRESENCE ON OR DISCHARGE OR EMISSION FROM SUCH PROPERTY OR OTHER COLLATERAL, WHETHER NOW OR IN THE PAST, OF ANY HAZARDOUS SUBSTANCES (AS DEFINED IN THE SENIOR CREDIT AGREEMENT). ASSIGNEES FURTHER ACKNOWLEDGE AND AGREE THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE ASSIGNED RIGHTS AND COLLATERAL RELATING THERETO, ASSIGNEES ARE RELYING SOLELY ON THEIR OWN INVESTIGATIONS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ASSIGNORS. THE OBLIGATIONS OF ASSIGNORS HEREUNDER ARE SEVERAL AND NOT JOINT AND NO ASSIGNOR SHALL BE LIABLE FOR ANY ACT OR FAILURE TO ACT OF ANY OTHER ASSIGNOR.
     7. Release. QRC, Borrower and the Guarantors jointly and severally forever release the Assignors and each of their directors, officers, employees, agents, affiliates, attorneys, successors and assigns from and against any and all claims, covenants, promises, agreements, obligations, commitments, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities of any kind or character whatsoever, whether matured or contingent or known or unknown, that such parties may have arising out of, or with respect to, directly or indirectly, the Existing Loan Documents, the Outstanding Swap Agreements and the transactions covered thereunder, whether arising before or after the Assignment Date. Without limiting the foregoing, no Assignor shall have any obligation to make any loans or issue any letters of credit under the Existing Loan Documents.
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     8. Letters of Credit: Cash Collateral.
          (a) Notwithstanding anything contained herein or in the Existing Loan Documents to the contrary, at all times on and after the Assignment Date, the obligations of QRC, Borrower and Guarantors with respect to the Outstanding Letters of Credit (including the reimbursement of any draw with respect thereto) shall be governed by this Agreement and any Reimbursement Agreement. In the event of a conflict between this Agreement and any Reimbursement Agreement, this Agreement shall govern.
          (b) Letter of Credit Issuer agrees with each Senior Lender that, on the Assignment Date, Letter of Credit Issuer shall be deemed to have repurchased from each other
          Senior Lender the participation interest in each Outstanding Letter of Credit deemed sold to each Senior Lender pursuant to Section 2.08(d) of the Senior Credit Agreement, and concurrently therewith, and notwithstanding anything to the contrary contained in Section 2.08(d) of the Senior Credit Agreement, each such Senior Lender shall be released and discharged from all obligations to reimburse the Letter of Credit Issuer as provided in Section 2.08(d) of the Senior Credit Agreement and in any letter of credit application.
          (c) If any payment (an “LC Disbursement”) is made by the Letter of Credit Issuer or Wells Fargo Bank, N.A. (the “Underlying Issuer”) in respect of an Outstanding Letter of Credit, QRC, Borrower and Guarantors agree, jointly and severally, to reimburse such LC Disbursement by paying to the Letter of Credit Issuer an amount equal to such LC Disbursement on the date that such LC Disbursement is made. If QRC, Borrower and Guarantors fail to make such payment when due, in addition to any rights Letter of Credit Issuer and Underlying Issuer may have hereunder, under any Reimbursement Agreement and applicable law, Letter of Credit Issuer shall be entitled to apply to such payment, Cash Collateral in an equal amount to the amount of such payment.
          (d) The obligation of QRC, Borrower and Guarantors to reimburse LC Disbursements as provided herein shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and any Reimbursement Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of an Outstanding Letter of Credit, any Reimbursement Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under any Outstanding Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Letter of Credit Issuer (or Underlying Issuer) under an Outstanding Letter of Credit against presentation of a draft or other document that does not comply substantially with the terms of such Outstanding Letter of Credit or any Reimbursement Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions herein, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of QRC, Borrower and Guarantors hereunder. Neither the Letter of Credit Issuer or Underlying Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Outstanding Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any
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draft, notice or other communication under or relating to any Outstanding Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Letter of Credit Issuer or Underlying Issuer. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the party of the Letter of Credit Issuer or Underlying Issuer (as finally determined by a court of competent jurisdiction), the Letter of Credit Issuer or Underlying Issuer shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of an Outstanding Letter of Credit, the Letter of Credit Issuer or Underlying Issuer may, in its reasonable discretion, either accept and may payment upon such documents without responsibility for further investigation, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Outstanding Letter of Credit.
          (e) QRC, Borrower and Guarantors agree, jointly and severally, to pay (i) to the Letter of Credit Issuer a fee with respect to Letters of Credit, which shall accrue at one and three-quarters of one percent (1.75%) per annum (excluding any portion thereof attributable to unreimbursed LC Disbursements which shall accrue interest at the Federal Funds Effective Rate (as defined in the Senior Credit Agreement as in effect immediately prior to the Assignment Date) plus 1% per annum) during the period from and including the date of this Agreement to but excluding the date on which the Outstanding Letters of Credit are terminated and cancelled, and (ii) to the Underlying Issuer, for its own account, its standard fees with respect to processing of drawings under any Outstanding Letter of Credit. Interest and fees accrued through and including the last day of each month of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such interest and fees shall be payable on the date the Outstanding Letters of Credit are terminated and cancelled and any such interest and fees accruing after such date shall be payable on demand. If QRC, Borrower and Guarantors fail to pay any such interest or fee when due, in addition to any rights Letter of Credit Issuer and Underlying Issuer may have hereunder, under any Reimbursement Agreement and applicable law, Letter of Credit Issuer shall be entitled to apply to such payment, Cash Collateral in an equal amount to the amount of such payment.
          (f) As collateral security for the obligations of QRC, Borrower and Guarantors under this Agreement and any Reimbursement Agreement in connection with the Outstanding Letters of Credit, each of QRC, Borrower and each Guarantor hereby grants to the Letter of Credit Issuer a continuing security interest in the Cash Collateral. Each of QRC, Borrower and each Guarantor acknowledges and agrees that the Letter of Credit Issuer may exercise and enforce with respect to the Cash Collateral, in addition to all rights and remedies otherwise available to the Letter of Credit Issuer, all rights and remedies available to a secured party under the Uniform Commercial Code in effect in the State of New York. Each of QRC, Borrower and each Guarantor agrees that it will, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Letter of Credit Issuer may reasonably request in order (i) to perfect and protect the security interests in the Cash Collateral created or purported to be created hereby and
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the first priority of such security interests; (ii) to enable the Letter of Credit Issuer to exercise and enforce its rights and remedies hereunder and under the Uniform Commercial Code in effect in the State of New York in respect of the Cash Collateral; or (iii) to otherwise effect the purposes of this Agreement, including authorizing and filing such financing or continuation statements, or amendments thereto, as may be necessary or that the Letter of Credit Issuer may reasonably request in order to perfect and preserve the security interests in the Cash Collateral created or purported to be created hereby.
          (g) The Borrower hereby covenants and agrees that it will use reasonable efforts to induce each beneficiary of an original Outstanding Letters of Credit to accept a replacement Letter of Credit issued under the New Credit Agreement. The Borrower acknowledges and agrees that the Underlying Issuer shall provide notice to the beneficiaries of the Outstanding Letters of Credit that the Outstanding Letters of credit will not be automatically extended.
          (h) The Letter of Credit Issuer hereby covenants and agrees that, upon receipt and cancellation of all Outstanding Letters of Credit, it will promptly return to the Borrower any remaining Cash Collateral after satisfaction of all obligations of QRC, Borrower and Guarantors with respect to the Outstanding Letters of Credit.
          (i) The Letter of Credit Issuer shall have no obligation to invest or pay interest on the Cash Collateral and the Cash Collateral may be commingled with Letter of Credit Issuer’s other funds.
     9. Preservation of Liens and Security Interests. Nothing contained herein shall be deemed to release, modify or impair the liens or security interests in the Collateral comprising the Assigned Rights in any respect, all of which shall continue to secure the obligations and indebtedness under the New Credit Agreement, including, without limitation, the Obligations (as defined in the New Credit Agreement) and all of which liens and security interests are hereby ratified and confirmed. QRC and Borrower hereby acknowledge that the New Credit Agreement represents a renewal, extension, amendment and modification of the Existing Debt, but does not represent a satisfaction or novation thereof.
     10. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimiles shall be effective as originals.
     11. JURY WAIVER. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
[Signature Page to Follow]
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          IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the day and year first above written.

BORROWER:	QUEST CHEROKEE, LLC

	By:	/s/ Jerry D. Cash

Jerry D. Cash,
Chief Executive Officer

QRC:	QUEST RESOURCE CORPORATION

	By:	/s/ Jerry D. Cash

Jerry D. Cash,
Chief Executive Officer

GUARANTORS:	QUEST CHEROKEE OILFIELD SERVICE, LLC

	By:	/s/ Jerry D. Cash

Jerry D. Cash,
Chief Executive Officer

QUEST OIL & GAS CORPORATION

	By:	/s/ Jerry D. Cash

Jerry D. Cash,
Chief Executive Officer

QUEST ENERGY SERVICE, INC.

	By:	/s/ Jerry D. Cash

Jerry D. Cash,
Chief Executive Officer
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Signature page 1

SENIOR AGENT:	GUGGENHEIM CORPORATE FUNDING,
LLC, as Administrative Agent, Syndication Agent,
Sole Lead Arranger and Sole Bookrunner

	By:	/s/ Todd L. Boehly

Name: Todd L. Boehly
Title: Managing Partner

SENIOR LENDER:	WELLS FARGO FOOTHILL, INC.

	By:	/s/ Gary Forlenza

Name: Gary Forlenza
Title: VP

SENIOR LENDER:	MIDLAND NATIONAL LIFE INSURANCE COMPANY

By: Guggenheim Partners Advisory Company as Manager

	By:	/s/ Michael Damaso

Name: Michael Damaso
Title: Senior Managing Director

SENIOR LENDER:	NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By: Guggenheim Partners Advisory Company

	By:	/s/ Michael Damaso

Name: Michael Damaso
Title: Senior Managing Director
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Signature page 2

SENIOR LENDER:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

	By:	/s/ Arthur J. McMahon

Name: Arthur J. McMahon
Title: Director

SENIOR LENDER:	ORPHEUS HOLDINGS LIMITED

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

Name: Stephen D. Sautel
Title: Senior Managing Director

SENIOR LENDER:	ORPHEUS FUNDING LLC

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

Name: Stephen D. Sautel
Title: Senior Managing Director

SENIOR LENDER:	KENNECOTT FUNDING LTD.

By: Guggenheim Investment Management, LLC as Collateral Manager

	By:	/s/ Stephen D. Sautel

Name: Stephen D. Sautel
Title: Senior Managing Director
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Signature page 3

SENIOR LENDER:	SANDS POINT FUNDING LTD.

By: Guggenheim Investment Management, LLC as Collateral Manager

	By:	/s/ Stephen D. Sautel

:	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

SENIOR LENDER:	COPPER RIVER CLO LTD.

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

SENIOR LENDER:	GREEN LANE CLO LTD.

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

SENIOR LENDER:	BABSON MID-MARKET CLO LTD. 2007-II

	By:	/s/ Arthur J. McMahon

	Name:	Arthur J. McMahon
	Title:	Director

Quest Loan
Transfer Agreement

Signature page 4

SECOND LIEN AGENT:	GUGGENHEIM CORPORATE FUNDING,
LLC, as Administrative Agent, Syndication Agent,
Sole Lead Arranger and Sole Bookrunner

	By:	/s/ Todd L. Boehly

Name: Todd L. Boehly
Title: Managing Partner

SECOND LIEN LENDER:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

	By:	/s/ Arthur J. McMahon

Name: Arthur J. McMahon
Title: Director

SECOND LIEN LENDER:	DEL MAR MASTER FUND LTD.

By: Del Mar Asset Management, L.P.

	By:	/s/ Marc V. Simons

Name: Marc V. Simons
Title: Director

SECOND LIEN LENDER:	BABSON MID-MARKET CLO LTD. 2007-II

	By:	/s/ Arthur J. McMahon

Name: Arthur J. McMahon
Title: Director
Quest Loan
Transfer Agreement

Signature page 5

SECOND LIEN LENDER:	SPF CDO I, LLC

	By:	/s/ Richard Petrilli

	Name:	Richard Petrilli
	Title:	Authorized Signatory

SECOND LIEN LENDER:	FIELD POINT II, LTD.

	By:	/s/ Richard Petrilli

	Name:	Richard Petrilli
	Title:	Authorized Signatory

SECOND LIEN LENDER:	FIELD POINT IV, LTD

	By:	/s/ Richard Petrilli

	Name:	Richard Petrilli
	Title:	Authorized Signatory

SECOND LIEN LENDER:	FIELD POINT III, LTD

	By:	/s/ Richard Petrilli

	Name:	Richard Petrilli
	Title:	Authorized Signatory

SECOND LIEN LENDER:	WELLS FARGO ENERGY CAPITAL, INC.

	By:	/s/ William B. Wiener III

	Name:	William B. Wiener III
	Title:	S.V.P.
Quest Loan
Transfer Agreement

Signature Page 6

SECOND LIEN LENDER:	DELLACAMERA CAPITAL MASTER FUND, LTD.

	By:	/s/ Andrew Kurtz

	Name:	Andrew Kurtz
	Title:	Managing Member

SECOND LIEN LENDER:	ORPHEUS HOLDINGS LIMITED

By: Guggenheim Investment Management, LLC as its Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

SECOND LIEN LENDER:	ORPHEUS FUNDING LLC

By: Guggenheim Investment Management, LLC as its Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

SECOND LIEN LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH

By: DB Services New Jersey, Inc.

	By:	/s/ Deborah O’Keeffe

	Name:	Deborah O’Keeffe
	Title:	Vice President

	By:	/s/ Claudia Roda

	Name:	Claudia Roda
	Title:	Authorized Signatory
Quest Loan
Transfer Agreement

Signature Page 7

THIRD LIEN AGENT:	GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent, Syndication Agent, Sole Lead Arranger and Sole Bookrunner

	By:	/s/ Todd L. Boehly

	Name:	Todd L. Boehly
	Title:	Managing Partner

THIRD LIEN LENDER:	MA DEEP EVENT, LTD

	By:	/s/ Jeffrey Golbus

	Name:	Jeffrey Golbus
	Title:	Assistant Portfolio Manager

THIRD LIEN LENDER:	COPPER RIVER CLO LTD.

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

THIRD LIEN LENDER:	ORPHEUS HOLDINGS LIMITED

By: Guggenheim Investment Management, LLC as its Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director
Quest Loan
Transfer Agreement

Signature Page 8

THIRD LIEN LENDER:	KENNECOTT FUNDING LTD.

By: Guggenheim Investment Management, LLC as Collateral Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

THIRD LIEN LENDER:	SANDS POINT FUNDING LTD.

By: Guggenheim Investment Management, LLC as Collateral Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

THIRD LIEN LENDER:	ORPHEUS FUNDING LLC

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

THIRD LIEN LENDER:	DEL MAR MASTER FUND LTD.

By: Del Mar Asset Management, L.P.

	By:	/s/ Marc V. Simons

	Name:	Marc V. Simons
	Title:	Director
Quest Loan
Transfer Agreement

Signature Page 9

THIRD LIEN LENDER:	GRAND CENTRAL ASSET TRUST, DHV SERIES

	By:	/s/ Pam Gwin

	Name:	Pam Gwin
	Title:	Attorney-in-fact

THIRD LIEN LENDER:	NZC OPPORTUNITIES LLC

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

THIRD LIEN LENDER:	NZC OPPORTUNITIES (FUNDING) II LIMITED

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

THIRD LIEN LENDER:	GREEN LANE CLO LTD.

By: Guggenheim Investment Management, LLC as Manager

	By:	/s/ Stephen D. Sautel

	Name:	Stephen D. Sautel
	Title:	Senior Managing Director
Quest Loan
Transfer Agreement

Signature Page 10

THIRD LIEN LENDER:	CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

By: Guggenheim Partners Asset Management, Inc.

	By:	/s/ Roy Corr

	Name:	Roy Corr
	Title:	Senior Managing Director

THIRD LIEN LENDER:	INTEL CORPORATION PROFIT SHARING RETIREMENT PLAN

By: Guggenheim Partners Asset Management, Inc.

	By:	/s/ Roy Corr

	Name:	Roy Corr
	Title:	Senior Managing Director

THIRD LIEN LENDER:	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: Guggenheim Partners Asset Management, Inc.

	By:	/s/ Roy Corr

	Name:	Roy Corr
	Title:	Senior Managing Director
Quest Loan
Transfer Agreement

Signature Page 11

THIRD LIEN LENDER:	WHITEBOX HEDGED HIGH YIELD PARTNERS, L.P.

By: Whitebox Hedged High Yield Advisors, L.L.C.

	By:	/s/ Jonathan Wood

	Name:	Jonathan Wood
	Title:	Director - COO

By: Whitebox Advisors, L.L.C.

	By:	/s/ Jonathan Wood

	Name:	Jonathan Wood
	Title:	Director - COO

THIRD LIEN LENDER:	GPC LIX, LLC

By: Guggenheim Advisors, LLC

	By:	/s/ Jonathan Wood

	Name:	Jonathan Wood
	Title:	Director - COO

By: Whitebox Advisors, LLC

	By:	/s/ Jonathan Wood

	Name:	Jonathan Wood
	Title:	Director - COO
Quest Loan
Transfer Agreement

Signature Page 12

NEW AGENT:	ROYAL BANK OF CANADA, As Administrative Agent and Collateral Agent for the New Lenders

	By:	/s/ Gail Watkin

	Name:	Gail Watkin
	Title:	Manager, Agency

NEW LENDER:	ROYAL BANK OF CANADA,

	By:	/s/ Jason York

Jason York Authorized Signatory
Quest Loan
Transfer Agreement

Signature Page 13

EXHIBIT A
Reserved
Quest Loan
Transfer Agreement
Exhibit A-3

EXHIBIT B
EXISTING LOAN DOCUMENTS
1.	Senior Credit Agreement

2.	Second Lien Term Loan Agreement

3.	Third Lien Term Loan Agreement

4.	Existing Mortgages

5.	Guaranty Agreements

6.	Security Agreements
Quest Loan
Transfer Agreement

Exhibit B

EXHIBIT C
OUTSTANDING SWAP AGREEMENTS
None.
Quest Loan
Transfer Agreement

Exhibit C

EXHIBIT D
WIRING INSTRUCTIONS
Payment of any amount to the Senior Agent, Second Lien Agent and Third Lien Agent should be made by a wire transfer of immediately available funds directed as follows:
Wiring Instructions
Bank Name: Fifth Third Bank
ABA #: 042-000-314
Account No.: 07233849665
Account Name: Guggenheim Corporate Funding LLC
Payment of any amount in respect of legal fees to Sidley Austin LLP in connection with the Senior, Second Lien Term Loan Agreement and Third Lien Term Loan Agreement should be made by a wire transfer of immediately available funds directed as follows:
Wiring Instructions
Sidley Austin LLP
Bank Name: JPMorgan Chase Bank, NA
ABA #: 071000013
Account No.: 5519624
Account Name: 5519624
Swift Code: CHASUS33XXX
Payment of any amount to the Letter of Credit Issuer in respect of Cash Collateral should be made by a wire transfer of immediately available funds directed as follows:
Wiring Instructions
Bank Name: JPMorgan Chase Bank
                                        New York, New York
ABA #: 021000021
Credit to: Wells Fargo Foothill, Inc.
Account No.: 323-266193
Re: Quest Resource
Swift Code: CHASUS33
Quest Loan
Transfer Agreement

Exhibit D Page 1

EXHIBIT E
PURCHASE PRICE

Senior Credit Agreement

Principal (Term)	$50,000,000.00
Interest (Term)	$305,861.11
Principal (Revolver)	$35,000,000.00
Interest (Revolver)	$366,024.83

Total:	$85,671,885.94

Second Lien Term Loan Agreement

Principal	$100,000,000.00
Interest	$427,500.00
Prepayment Premium	$2,250,000.00

Total:	$102,677,500.00

Third Lien Term Loan Agreement

Principal	$75,000,000.00
Interest	$398,750.00
Prepayment Premium	$1,875,000.00

Total:	$77,273,750.00

Legal Fees	$44,275.31

Servicing Fee	$25,000.00

TOTAL PURCHASE PRICE	$265,692,411.25

Quest Loan
Transfer Agreement

Exhibit F

EXHIBIT F
OUTSTANDING LETTERS OF CREDIT

LC Amount	Beneficiary	LC Number	Expiry Date
$1,000,000.00	Devon Energy Company and Tall Grass Services LLC	NZS564784	January 1, 2007 subject to automatic extension
$200,000.00	Victore Insurance Company	NZS564785	July 7, 2006 subject to automatic extension but not beyond July 7, 2009
Quest Loan
Transfer Agreement

Exhibit F

EXHIBIT G
MORTGAGE DOCUMENTS
1.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Chautauqua County, KA on November 14, 2005 in Book 129, Page 442.

2.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Chautauqua County, KA on August 10, 2006 in Book 132, Page 715.

3.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Elk County, KA on November 14, 2005 in Book 114, Page 700.

4.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Elk County, KA on August 10, 2006 in Book 115, Page 637.

5.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Labette County, KA on November 14, 2005 in Book 358, Page 26, Document #0022983.

6.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Labette County, KA on August 16, 2006 in Book 368, Page 46, Document #0026263.

7.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Montgomery County, KA on November 14, 2005 in Book 553, Page 81.

8.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement
Quest Loan
Transfer Agreement
Exhibit G Page 1

and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Montgomery County, KA on August 16, 2006 in Book 559, Page 684.

9.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Neosho County, KA on November 14, 2005 in Volume 358, Page 1.

10.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Neosho County, KA on August 15, 2006 in Book 374, Page 1.

11.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Wilson County, KA on November 14, 2005 in Book 290, Page 258.

12.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Wilson County, KA on August 9, 2006 in Book 300, Page 275.

13.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Woodson County, KA on November 14, 2005 in Book 99, Page 198.

14.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Woodson County, KA on August 10, 2006 in Book 100, Page 485.

15.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Nowata County, OK on November 14, 2005 in Book 0737, Page 1.
Quest Loan
Transfer Agreement
Exhibit G Page 2

16.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Nowata County, OK on August 10, 2006 in Book 0744, Page 1.

17.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Craig County, OK on November 14, 2005 in Book 0546, Page 665.

18.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Craig County, OK on August 10, 2006 in Book 555, Page 729.
Quest Loan
Transfer Agreement
Exhibit G Page 3

EXHIBIT H
Reserved.
Quest Loan
Transfer Agreement
Exhibit H

Exhibit I
FORM OF ASSIGNMENT OF DEBT AND LIENS
ASSIGNMENT OF DEBT AND LIENS
     THIS ASSIGNMENT OF DEBT AND LIENS (this “Assignment”) is made as of November 15, 2007 by GUGGENHEIM CORPORATE FUNDING, LLC, as collateral agent for the Secured Parties (defined below) (“Assignor”), with an address of 135 East 57th Street, 23rd Floor, New York, New York 10022, to ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacities referred to herein as “Assignee”), with an address of Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario MSJ 2W7.
R E C I T A L S
     A. Pursuant to the terms of that certain Loan Transfer Agreement dated as of even date herewith (the “Loan Transfer Agreement”) among QUEST RESOURCE CORPORATION, a Nevada corporation (“QRC”), QUEST CHEROKEE, LLC, a Delaware limited liability company (“Borrower”), Quest Oil & Gas Corporation (“QO&G”), Quest Energy Service, Inc. (“QES”) and Quest Cherokee Oilfield Service, LLC (“QCOS”; QO&G, QES and QCOS collectively the “Guarantors”), GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Senior Lenders (as defined in the Loan Transfer Agreement) under the Senior Credit Agreement (as defined in the Loan Transfer Agreement), GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Second Lien Lenders (as defined in the Loan Transfer Agreement) under the Second Lien Term Loan Agreement (as defined in the Loan Transfer Agreement), GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the Third Lien Lenders (as defined in the Loan Transfer Agreement) under the Third Lien Term Loan Agreement (as defined in the Loan Transfer Agreement), the Senior Lenders, the Second Lien Lenders, the Third Lien Lenders, WELLS FARGO FOOTHILL, INC. as underlying issuer under the Senior Credit Agreement, GUGGENHEIM CORPORATE FUNDING, LLC, as Collateral Agent under the Intercreditor Agreement (as defined in the Loan Transfer Agreement) and ROYAL BANK OF CANADA, as administrative agent and collateral agent for the New Lenders (as defined in the Loan Transfer Agreement) under the New Credit Agreement (as defined in the Loan Transfer Agreement), and the New Lenders, upon satisfaction of certain conditions specified in the Loan Transfer Agreement the Collateral Agent, as Assignor, is to deliver assignments in recordable form to assign to Assignee, for the benefit of the New Lenders the Existing Debt and the liens and security interests securing the Existing Debt created pursuant to the mortgages described on Exhibit A hereto (the “Existing Mortgages”).
     NOW THEREFORE, in consideration of the payment by Assignee of the Purchase Price (as defined in the Loan Transfer Agreement), for $10.00 in hand paid, the receipt of which is hereby acknowledged, and in consideration of the premises and for the other good and valuable
Exhibit I Page 1

consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and Assignee hereby agree as follows:
ARTICLE I
ASSIGNMENT
     Section 1.1 Assignment. Assignor, for good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged,
     (a) Assignor hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS AND CONVEYS to Assignee, without recourse or warranty or representation, express or implied, statutory or otherwise by Assignor, all of Assignor’s and each Existing Lender’s (as defined in the Loan Transfer Agreement) rights, titles and interests in and to the Existing Debt (as defined in the Loan Transfer Agreement) and the Existing Loan Documents (as defined in the Loan Transfer Agreement) and the benefit of the liens created by, or arising under, the Existing Mortgages (collectively, the “Assigned Rights”).
     TO HAVE AND TO HOLD the Assigned Rights unto Assignee, its successors and assigns, forever; provided, however, Assignee does not assume and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of Assignor or the Existing Lenders of any kind, whether known or unknown, absolute or contingent, under the Existing Loan Documents or otherwise, arising out of any act or omission occurring on or before the date hereof under the Existing Loan Documents.
     Section 1.2 Acceptance. Assignee, by filing and recording this Assignment in one or more of the counties referred to on Exhibit A, indicates its acknowledgment and acceptance of the terms hereof.
ARTICLE II
MISCELLANEOUS
     Section 2.1 Exhibit A. Exhibit A is hereby incorporated into this Assignment by reference and constitute a part of this Assignment.
     Section 2.2 Successors and Assigns. This Assignment shall be binding upon Assignor and its successors and assigns.
     Section 2.3 Invalidity. In the event that any one or more of the provisions contained herein shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof.
     Section 2.4 Counterparts. This Assignment is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an
Exhibit I Page 2

original and all such counterparts shall together constitute but one and the same instrument. Executed original counterparts of this Assignment to be filed for record in the records of the jurisdictions wherein some or all of the collateral securing the Existing Credit Facilities is situated may have annexed thereto as Exhibit A only the portions or divisions containing specific descriptions of the collateral located in those jurisdictions. Whenever a recorded counterpart of this Assignment contains specific descriptions which are less than all of the descriptions contained in any fall counterpart on file with Assignee, the omitted descriptions are hereby included by reference in that recorded counterpart as if each recorded counterpart conformed to arty full counterpart on file with Assignee.
     Section 2.5 Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York, other than the conflict of laws rules thereof.
[Remainder of Page Intentionally Blank;
Signature Pages Follow]
Exhibit I Page 3

     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized officers effective as of the date first above written.

ASSIGNOR:

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:
Name:
Title:
THE STATE OF NEW YORK
COUNTY OF

Kansas	The foregoing instrument was acknowledged before me on this ___day of November, 2007 by , of Guggenheim Corporate Funding, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Oklahoma	The foregoing instrument was acknowledged before me on this ___day of November, 2007 by , of Guggenheim Corporate Funding, LLC, a Delaware limited liability company, on behalf of said limited liability company.

IN TESTIMONY AND WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year first above written.

NOTARY PUBLIC, State of New York
My commission expires:

[SEAL]
Exhibit I Page 4

Exhibit A
Existing Mortgages
1.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Chautauqua County, KA on November 14, 2005 in Book 129, Page 442.

2.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Chautauqua County, KA on August 10, 2006 in Book 132, Page 715.

3.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Elk County, KA on November 14, 2005 in Book 114, Page 700.

4.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Elk County, KA on August 10, 2006 in Book 115, Page 637.

5.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Labette County, KA on November 14, 2005 in Book 358, Page 26, Document #0022983.

6.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Labette County, KA on August 16, 2006 in Book 368, Page 46, Document #0026263.

7.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Montgomery County, KA on November 14, 2005 in Book 553, Page 81.

8.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement
Exhibit I Page 5

and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Montgomery County, KA on August 16, 2006 in Book 559, Page 684.

9.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Neosho County, KA on November 14, 2005 in Volume 358, Page 1.

10.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Neosho County, KA on August 15, 2006 in Book 374, Page 1.

11.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Wilson County, KA on November 14, 2005 in Book 290, Page 258.

12.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Wilson County, KA on August 9, 2006 in Book 300, Page 275.

13.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Woodson County, KA on November 14, 2005 in Book 99, Page 198.

14.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Woodson County, KA on August 10, 2006 in Book 100, Page 485.

15.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Nowata County, OK on November 14, 2005 in Book 0737, Page 1.
Exhibit I Page 6

16.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Nowata County, OK on August 10, 2006 in Book 0744, Page 1.

17.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Craig County, OK on November 14, 2005 in Book 0546, Page 665.

18.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee recorded in Craig County, OK on August 10, 2006 in Book 555, Page 729.
Exhibit I Page 7

ANNEX 1
TO LOAN TRANSFER AGREEMENT
November                     , 2007
VIA FACSIMILE
Quest Cherokee, LLC
c/o Stinson Morrison Hecker LLP
1201 Walnut
Kansas City, Missouri 64106
Facsimile: (816) 412-8174
Attention: Patrick J. Respeliers
Royal Bank of Canada
c/o Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Facsimile: (832) 397-8056
Attention: Robert C. Shearer

Re:	Receipt of Purchase Price and Satisfaction of Conditions under Loan Transfer Agreement
Ladies and Gentlemen:
          Reference is made to that certain Loan Transfer Agreement dated as of November ___, 2007 (the “Agreement”), among Guggenheim Corporate Funding, LLC, as the Senior Agent, the Second Lien Agent, the Third Lien Agent, and the Collateral Agent, Royal Bank of Canada, as the New Agent, the New Lenders party thereto, Quest Resource Corporation, Quest Cherokee, LLC, the Guarantors party thereto, the Senior Lenders party thereto, the Second Lien Lenders party thereto and the Third Lien Lenders party thereto, relating to, inter alia, the purchase by the Assignees from the Assignors of the Assigned Rights. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. We hereby inform you that we have received the Purchase Price in accordance with the terms of the Agreement, and the conditions precedent set forth in Section 1 of the Agreement have been satisfied. Accordingly, the terms of the Agreement are effective. Except as set forth in the Agreement, QRC, the Borrower and the Guarantors owe no further obligations to the Agents or the Existing Lenders in connection with the Existing Loan Documents.

Guggenheim Corporate Funding, LLC,
as Senior Agent, Second Lien Agent, Third Lien
Agent and Collateral Agent

By:
Name:

Title:

Annex I